Exhibit 99.3

SHANXI GOLDEN TRUST YIWEI MAGNESIUM INDUSTRY CORP.
FINANCIAL STATEMENTS
FOR THE FISCAL YEARS ENDED SEPTEMBER 30, 2011 AND 2010

SHERB & CO., LLP	7900 Glades Road, Suite 540 Boca Raton, FL 33431 Tel: 561.886.4200 Fax: 561.886.3330 Offices in New York and Florida
Certified Public Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Shanxi Golden Trust Yiwei Magnesium Industry Corp.

We have audited the accompanying balance sheets of Shanxi Golden Trust Yiwei Magnesium Corp., (the “Company”) as of September 30, 2011 and 2010 and the related statements of operations and comprehensive income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2011 and 2010 and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Sherb & Co., LLP
Certified Public Accountants

Boca Raton, Florida
March 22, 2012

SHANXI GOLDEN TRUST YIWEI MAGNESIUM INDUSTRY CORP.
STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
For the fiscal year ended September 30, 2011 and 2010

	2011	2010

Revenues	$23,951,494	$11,183,496
Revenues-related party	3,338,735	11,000,875
Total revenues	27,290,229	22,184,371
Cost of revenues	26,220,699	21,385,239
Gross profit	1,069,530	799,132
Operating expenses (net):
Selling, general, and administrative	(711,452)	(642,731)
Operating income	358,078	156,401
Other (expenses) income:
Other (expense) income	(13,295)	77,258
Interest income (expense)	8,129	(49,409)
Total other (expense) income	(5,166)	27,849
Income before income taxes	352,912	184,250
Income tax expense	(97,269)	(59,670)
Net income	$255,643	$124,580

COMPREHENSIVE INCOME
Net income	255,643	124,580
Foreign currency translation adjustments	751,392	218,667
Comprehensive income	$1,007,035	$343,247

The accompanying notes are an integral part of these financial statements.

SHANXI GOLDEN TRUST YIWEI MAGNESIUM INDUSTRY CORP.
BALANCE SHEETS
As of September 30, 2011 and September 30, 2010

	2011	2010
ASSETS
Current Assets:
Cash and cash equivalents	$879,022	$2,582,741
Accounts and notes receivables, net of allowance of $0 and $1,391,112, respectively	77,659	538,582
Accounts and other receivables, and prepaid expenses - related parties	541,827	596,208
Inventories, net	2,891,785	3,526,818
Prepaid expenses and other current assets, net	176,821	1,033,515
Total current assets	4,567,114	8,277,864
Property, plant and equipment, net	7,737,881	7,355,198
Total assets	$12,304,995	$15,633,062
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable and accrued expenses	1,038,015	1,340,039
Accounts and other payables-related parties	745,551	1,101,059
Advances from customers	31,306	2,030,020
Other liabilities	101,042	685,720
Taxes payable	160,296	60,105
Dividends payable	-	1,194,369
Total Liabilities	2,076,210	6,411,312

SHAREHOLDERS' EQUITY
Paid-in capital	8,538,722	8,538,722
Accumulated other comprehensive income	970,059	218,667
Statutory reserve	898,672	1,378,394
Accumulated deficit	(178,668)	(914,033)
Total equity	10,228,785	9,221,750
Total liabilities and equity	$12,304,995	$15,633,062

The accompanying notes are an integral part of these financial statements.

SHANXI GOLDEN TRUST YIWEI MAGNESIUM INDUSTRY CORP.
STATEMENTS OF EQUITY
For the fiscal years ended September 30, 2011 and 2010

	Paid-in Capital	Statutory Surplus Reserve	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, September 30, 2009	$8,538,722	$1,358,768	$474,336	$-	$10,371,826
Statutory reserve	-	19,626	(1,512,949)	-	(1,493,323)
Currency translation adjustments	-	-	-	218,667	218,667
Net earnings	-	-	124,580	-	124,580
Balance, September 30, 2010	8,538,722	1,378,394	(914,033)	218,667	9,221,750
Statutory reserve	-	(479,722)	479,722	-	-
Currency translation adjustments	-	-	-	751,392	751,392
Net earnings	-	-	255,643	-	255,643
Balance, September 30, 2011	$8,538,722	$898,672	$(178,668)	$970,059	$10,228,785

The accompanying notes are an integral part of these financial statements.

SHANXI GOLDEN TRUST YIWEI MAGNESIUM INDUSTRY CORP.
STATEMENTS OF CASH FLOWS
For the fiscal year ended September 30, 2011 and 2010

	2011	2010
OPERATING ACTIVITIES:
Net income	$255,643	$124,580
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	1,139,865	1,170,352
Allowance for bad debt	(1,391,112)	28,381
Changes in operating assets and liabilities:
Prepaid expenses and other assets	856,694	(272,272)
Accounts receivable and other assets-related parties	54,382	(272,022)
Inventories	635,033	207,263
Accounts receivable	1,852,035	(293,383)
Accounts payable and accrued expenses	(302,024)	(124,230)
Accounts and other payable - related parties	(355,508)	(679,930)
Advances from customers	(1,998,714)	1,671,747
Other payables	(484,487)	507,246
CASH PROVIDED BY CONTINUING OPERATING ACTIVITIES	261,807	2,067,732

INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(1,522,549)	(313,221)
CASH USED IN INVESTING ACTIVITES	(1,522,549)	(313,221)

FINANCING ACTIVITIES:
Cash dividend payment to stakeholders	-	(298,592)
CASH USED IN FINANCING ACTIVITIES	-	(298,592)

EFFECT OF EXCHANGE RATE ON CASH	(442,977)	218,308
Net (decrease) increase in cash	(1,703,719)	1,674,227
Cash and cash equivalents, beginning of the period	2,582,741	908,514
Cash and cash equivalents, end of the period	$879,022	$2,582,741
Supplemental disclosures of cash flow information:
Cash paid for taxes	$97,269	$59,670

The accompanying notes are an integral part of these financial statements.

GOLDEN TRUST YIWEI MAGNESIUM INDUSTRY CORP.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011 and 2010

NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business and Organization

Shanxi Golden Trust Yiwei Magnesium Industry Corp., a Chinese corporation, is referred to in this report as “we”, “us”, “our”, the “Company” or “Golden Trust.”

Golden Trust, located in Shanxi province, China, was established under the laws of the People’s Republic of China (the “PRC”) in February 2003. We produce and sell pure magnesium ingots in China. The shareholders of Golden Trust are Marvelous Honor Holdings Inc. (“Marvelous Honor”), a Brunei Darussalam company formed in August 2008, and Baotou Changxin Yiwei Magnesium Co., Ltd. (“Baotou Magnesium”), a company formed under the laws of the PRC in 2008. Marvelous Honor and Baotou Magnesium holds 72.5% and 27.5% of the company, respectively.

Basis of Presentation

We have defined various periods that are covered in this report as follows:

-            “fiscal 2011” – October 1, 2010 through September 30, 2011
-            “fiscal 2010” – October 1, 2009 through September 30, 2010.

The audited financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Summary of Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant estimates in fiscal 2011 and fiscal 2010 include the allowance for doubtful accounts receivable, the allowance for obsolete inventory, and the useful life of property, plant and equipment.

Our estimate for allowance for uncollectible accounts is based on an evaluation of our outstanding accounts receivable, other receivables, and loans receivable including the aging of amounts due, the financial condition of our specific customers, knowledge of historical bad debt experience.  We group property plant and equipment into similar groups of assets and estimate the useful life of each group of assets; see Note 4 – Property, Plant and Equipment for further information on asset groups and estimated useful lives. Assumptions and estimates employed in these areas are material to our reported financial condition and results of operations.  Actual results could differ from these estimates.

Accounts Receivable

Accounts receivable are reported at net realizable value. We have established an allowance for uncollectible accounts based upon factors pertaining to the credit risks of specific customers and clients, historical trends, aging of the receivable and other information.  Delinquent accounts are written off when it is determined that the amounts are uncollectible.  During fiscal year ended September 30, 2011, we wrote off accounts receivable of $1,391,112 as the accounts deemed uncollectible. As a result at September 30, 2011, the allowances for uncollectible accounts carried no balances; at September 30, 2010, allowances for uncollectible accounts were $1,391,112.

Inventories

Inventories, consisting of raw materials and finished goods, are stated at the lower of cost or market utilizing the weighted average method. Inventories as of September 30, 2011 and September 30, 2010 were $2,891,785 and $3,526,818, respectively. Due to the nature of our business and the short duration of the manufacturing process of our products, there was no material work-in-process inventory at September 30, 2011 and September 30, 2010.

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consist of (i) prepayments to vendors for merchandise that had not yet been shipped, (ii) other prepaid expenses, (iii) loans receivable and (iv) other receivables.  At September 30, 2011 and 2010, prepaid expenses and other current assets were $176,821 and $1,033,515, respectively.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost and depreciated on a straight line basis over their estimated useful lives of three to forty years.  Maintenance and repairs are charged to expense as incurred.  Significant renewals and improvements are capitalized.

Impairment of Long-Lived Assets

In accordance with ASC 360, “Property, Plant, and Equipment”, we periodically review our long-lived assets, including goodwill and other intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable.  We recognize an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset.  The amount of impairment is measured as the difference between the estimated fair value and the book value of the underlying asset.  We did not record any impairment charges on property, plant and equipment during fiscal 2011 and fiscal 2010.

Advances from Customers

Advances from customers represent prepayments to us for merchandise that had not yet been shipped to customers.  Advances from customers totaled $31,306 and $2,030,020, at September 30, 2011 and September 30, 2010, respectively.

Comprehensive Income (loss)

We follow ASC 220, “Comprehensive Income” to recognize the elements of comprehensive income (loss). Comprehensive income (loss) is comprised of net income (loss) and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders.  Our comprehensive income for fiscal 2011 and 2010 included net income and foreign currency translation adjustments.

Foreign Currency Translation

The accompanying financial statements are presented in United States dollars.  The functional currency of our Chinese subsidiaries is the Renminbi (“RMB”), the official currency of the People’s Republic of China.  Capital accounts of the financial statements are translated into United States dollars from RMB at their historical exchange rates when the capital transactions occurred.  Assets and liabilities are translated at the exchange rates as of the balance sheet date.  Income and expenditures are translated at the average exchange rates for the twelve month periods ended September 30, 2011 and September 30, 2010, respectively.  A summary of the conversion rates for the periods presented is as follows:

	September 30, 2011	September 30, 2010
Period end RMB: U.S. dollar exchange rate	6.3885	6.6981
Average fiscal-year-to-date RMB: U.S. dollar exchange rate	6.5287	6.8214

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through PRC authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into United States dollars at the rates applied in the translation.

Income Taxes

We account for income taxes in accordance with ASC 740, “Income Taxes.”  ASC 740 requires the recognition of deferred tax assets and liabilities to reflect the future tax consequences of events that have been recognized in our financial statements or tax returns.  Measurement of the deferred items is based on enacted tax laws.  In the event the future consequences of differences between the financial reporting and tax basis of our assets and liabilities result in a deferred tax asset, ASC 740 requires an evaluation of the probability that we will generate sufficient taxable income to be able to realize the future benefits indicated by the deferred tax assets.  A valuation allowance related to a deferred tax asset is recorded when it is more likely than not that some or the entire deferred tax asset will not be realized.

Revenue Recognition

We follow the guidance of ASC 605, “Revenue Recognition,” for revenue recognition.  In general, we record revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

Value Added Taxes

Pursuant to the Provisional Regulation of China on Value Added Tax (“VAT”) and their rules, all entities and individuals that are engaged in the sale of goods in China are generally required to pay VAT at a rate of 17.0% of the gross sales proceeds received, less any deductible VAT already paid or borne by the taxpayer. Further, when exporting goods, the exporter is entitled to a portion of or a full refund of the VAT that it has already paid or borne.

Subsequent Events

The Company evaluates subsequent events for purposes of recognition or disclosure through the date that the financial statements are available to be issued.

NOTE 2 – COMPREHENSIVE INCOME

Comprehensive income is comprised of net income and other comprehensive income or loss. Other comprehensive income or loss refers to revenue, expenses, gains and losses that under US GAAP are included in comprehensive income but excluded from net income as these amounts are recorded directly as adjustments to stockholders’ equity.

The following table shows the accumulated other comprehensive income balance as of September 30, 2011.

	Foreign Currency Items	Accumulated Other Comprehensive Income
Balance at September 30, 2009	$-	$-
Period change	218,667	218,667
Balance at September 30, 2010	218,667	218,667
Current-period change	751,392	751,392
Balance at September 30, 2011	$970,059	$970,059

NOTE 3 - INVENTORIES

Inventories at September 30, 2011 and September 30, 2010 consisted of the following:

	September 30, 2011	September 30, 2010

Raw materials	$1,748,302	$1,998,846
Finished goods	1,143,483	1,527,972
Total Inventory	$2,891,785	$3,526,818

Due to the nature of our business and the short duration of the manufacturing process for our products, there is no material work in progress inventory at September 30, 2011 and September 30, 2010.

NOTE 4 - PROPERTY, PLANT AND EQUIPMENT

At September 30, 2011 and September 30, 2010, property, plant and equipment, consisted of the following:

Property, Plant and Equipment
Description	Useful Life	September 30, 2011	September 30, 2010

Building	10-40 years	$5,042,823	$4,780,388
Manufacturing equipment	5-10 year	9,565,222	8,325,155
Office equipment and furniture	3-5 year	54,791	42,064
Autos and trucks	5 year	382,134	364,471
Construction in progress	N/A	-	10,345
Total		15,044,970	13,522,423
Less: accumulated depreciation		(7,307,089)	(6,167,225)
Property, Plant and Equipment, Net		$7,737,881	$7,355,198

For fiscal 2011 and fiscal 2010, depreciation expense totaled $1,438,741 and $1,170,352, respectively.

NOTE 5 - RELATED PARTY TRANSACTIONS

List of Related Parties

We have specified the following persons and entities as related parties with ending balances as of September 30, 2011 and September 30, 2010:

-
Yuwei Huang, is executive vice president of the Magnesium segment of China Direct Industries Inc. (“China Direct”), a member of the board of directors of China Direct and Taiyuan YiWei Magnesium, and a shareholder of Golden Trust;

-	Kong Tung, a member of the board of directors of China Direct and the legal representative of Golden Trust;
-	Taiyuan Office of Golden Trust, a company organized under the laws of the PRC (“Taiyuan Branch”), is under the management of an officer of Golden Trust;
-	Taiyuan Yiwei Magnesium Co. Ltd., a company organized under the laws of the PRC (“Yiwei Magnesium”), is under the management of an officer of Golden Trust;
-	CDI Shanghai Management Co. Ltd., a company organized under the laws of the PRC (“CDI Shanghai”), is a subsidiary of China Direct Industries Inc.
-	Taiyuan Yiwei Qingchen Magnesium Co. Ltd., a company organized under the laws of the PRC (“Qingchen Magnesium”), is legally represented by an officer of Golden Trust.
-	Hui Dong is a member of the board of directors of Golden Trust.

As of September 30, 2011, Other Receivables – related parties were $541,827 due from Taiyuan Office of Golden Trust.

As of September 30, 2010, Accounts and Other Receivables – related parties of $596,208 were comprised of the followings:

•	$79,426 Accounts Receivable from Taiyuan Office;
•	$367,486 Other Receivables from Taiyuan Office;
•	$149,296 Other Receivables from Qingchen Magnesium.

As of September 30, 2011, Other Payables – related parties of $745,551 were comprised of the followings:

•	$2,028 Other Payables to CDI Shanghai;
•	$743,524 Other Payables to Yiwei Magnesium.

As of September 30, 2010, Other Payables – related parties of $1,101,059 were comprised of the followings:

•	$391,903 Other Payables to Hui Dong;
•	$709,156 Other Payables to Yiwei Magnesium.

NOTE 6 – STATUTORY SURPLUS RESERVE

We are required to make appropriations to statutory surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”).  Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities’ registered capital or members’ equity.  For fiscal 2011 and fiscal 2010, statutory reserve activity for Golden Trust is as follows:

Statutory Surplus Reserve
September 30, 2009	$1,358,768
Addition	19,626
September 30, 2010	1,378,394
Deduction	(479,722)
September 30, 2011	$898,672

NOTE 7 - INCOME TAXES

  All of Golden Trust operations are in the PRC and are governed by the Income Tax Laws of the PRC and local income tax laws (the “PRC Income Tax Laws”). Pursuant to the PRC Income Tax Laws, we are subject to taxes at a maximum statutory rate of 25% (inclusive of state and local income taxes.) We incurred income taxes of $97,269 and $59,670, respectively, for the fiscal years ended September 30, 2011 and 2010.